SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 25, 2018

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004
(Address of principal executive offices) (Zip Code)

(212) 658-7470
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.
On July 25, 2018, Ambac Financial Group, Inc. ("AFG") issued a press release announcing preliminary financial results for its second quarter ended June 30, 2018. Exhibit 99.1 is a copy of such press release and is incorporated by reference.
The information included in this Item 2.02, including Exhibit 99.1 hereto shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Item 7.01. Regulation FD Disclosure.
The disclosures contained in Item 2.02 above, including Exhibit 99.1 attached hereto, are hereby incorporated by reference into this Item 7.01.
The information included in this Item 7.01, including Exhibit 99.1 hereto, shall be deemed “filed” for purposes of Section 18 of the s Exchange Act.
This Form 8-K and the material attached as an exhibit hereto are not an offer to exchange or a solicitation or acceptance of an offer to exchange any securities, which may be made only pursuant to the terms and conditions of the Offering Memorandum, nor is this Form 8-K and the material attached as an exhibit hereto an offer to buy or a solicitation or acceptance of an offer to buy any securities. In addition, this Form 8-K and the materials attached as exhibits hereto are not a solicitation of any proxies from holders of AMPS.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Item

99.1	Press Release dated July 25, 2018

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1    Press Release dated July 25, 2018
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	July 25, 2018	By:	/s/ William J. White
First Vice President, Secretary and Assistant General Counsel